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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                               September 20, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          TERAGLOBAL COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                   0-25115                  33-0827963
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                       9171 Towne Centre Drive, 6th Floor
                           San Diego, California 92122
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (858) 404-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

TeraGlobal Communications Corp. has effected certain board and management changes as reflected in the press release attached as an exhibit to this report.

David Fann has resigned from the Board of Directors and from his position as Chief Executive Officer and Chairman of the Board.

William F. Reddersen has been elected to the Board of Directors to fill the vacancy created by Mr. Fann's departure. Mr. Reddersen was also elected to serve as interim Chief Executive Officer while the Company searches for a permanent successor to Mr. Fann.

Mr. John F.A.V. Cecil, a member of the Board of Directors since March 1999, was elected to serve as Chairman of the Board.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TERAGLOBAL COMMUNICATIONS CORP.



Dated:  September 20, 2000                 By: /s/ PAUL COX
                                           ----------------------------
                                           Paul Cox
                                           President


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